THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio (GTCGX)

Short Term Tax Aware Fixed Income Portfolio (GTAWX)

High Yield Municipal Portfolio (GHYMX)

Supplement dated June 4, 2024 to the Prospectus

and Statement of Additional Information, each dated February 28, 2024

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Portfolio Liquidations

On June 4, 2024, the Board of Directors of The Glenmede Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and High Yield Municipal Portfolio (each, a “Portfolio” and together, the “Portfolios”). Effective June 5, 2024, each Portfolio will discontinue accepting orders for the purchase of the respective Portfolio’s shares.

On or about August 1, 2024 (the “Liquidation Date”), each Portfolio will be liquidated by distributing to investors holding shares of the respective Portfolio on the Liquidation Date their pro rata share of the proceeds in cash and all of the outstanding shares of the respective Portfolio will be redeemed. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record. Each Portfolio is in the process of liquidating securities and the Portfolios may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. As disclosed in the Prospectus, each Portfolio is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. During this time, each Portfolio may not achieve its investment objective.

Until the Liquidation Date, investors in each Portfolio may redeem their shares in the manner set forth in the Portfolios’ current Prospectus. The redemption of your shares will generally be considered a taxable event.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Portfolio shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the respective Portfolio.

Portfolio Manager Departure

Effective immediately, Robert M. Daly is no longer a portfolio manager of the Core Fixed Income Portfolio and Short Term Tax Aware Fixed Income Portfolio. All references to Mr. Daly in the Bond Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement with your Prospectus and

Statement of Additional Information for future reference.